                         NOTICE OF RULE 12B-1 FEE WAIVER

                                 CLASS A SHARES


         THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of January 1, 2004, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Dryden Short-Term Bond Fund, Inc., an open-end management investment company (the Fund).

         WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class A shares of each series of the Fund (the Series)(Rule 12b-1 fees); and

         WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing each Series' expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

         WHEREAS, shareholders of each Series will benefit from the ongoing contractual waiver by incurring lower Series operating expenses than they would absent such waiver.

         NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class A shares of each Series to .25 of 1% of the average daily net assets of the Series, respectively. This contractual waiver for each Series, respectively, shall be effective from the date hereof until April 30, 2005.

         IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.


PRUDENTIAL INVESTMENT
MANAGEMENT SERVICES LLC



By:    /s/ Robert F. Gunia
      ------------------------------

Name:    Robert F. Gunia
      ------------------------------

Title:   President
      ------------------------------

                         NOTICE OF RULE 12B-1 FEE WAIVER

                                 CLASS C SHARES


         THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of January 1, 2004, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Dryden Short-Term Bond Fund, Inc., an open-end management investment company (the Fund).

         WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class C shares of each series of the Fund (the Series)(Rule 12b-1 fees); and

         WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing each Series' expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

         WHEREAS, shareholders of each Series will benefit from the ongoing contractual waiver by incurring lower Series operating expenses than they would absent such waiver.

         NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class C shares of each Series to .75 of 1% of the average daily net assets of the Series, respectively. This contractual waiver for each Series, respectively, shall be effective from the date hereof until April 30, 2005.

         IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.


PRUDENTIAL INVESTMENT
MANAGEMENT SERVICES LLC



By:    /s/ Robert F. Gunia
      ------------------------------

Name:    Robert F. Gunia
      ------------------------------

Title:   President
      ------------------------------

                         NOTICE OF RULE 12B-1 FEE WAIVER

                                 CLASS R SHARES


         THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of April 27, 2004, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Dryden Short-Term Bond Fund, Inc., an open-end management investment company (the Fund).

         WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of each series of the Fund (the Series)(Rule 12b-1 fees); and

         WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing each Series' expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

         WHEREAS, shareholders of each Series will benefit from the ongoing contractual waiver by incurring lower Series operating expenses than they would absent such waiver.

         NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of each Series to .50 of 1% of the average daily net assets of the Series, respectively. This contractual waiver for each Series, respectively, shall be effective from the date hereof until April 30, 2005.

         IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.


PRUDENTIAL INVESTMENT
MANAGEMENT SERVICES LLC



By:    /s/ Robert F. Gunia
      ------------------------------

Name:    Robert F. Gunia
      ------------------------------

Title:   President
      ------------------------------

                         NOTICE OF RULE 12B-1 FEE WAIVER

                                 CLASS Y SHARES


         THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of January 1, 2004, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Dryden Short-Term Bond Fund, Inc., an open-end management investment company (the Fund).

         WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class Y shares of a series of the Fund, the Ultra Short Bond Fund (the Series)(Rule 12b-1 fees); and

         WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Series' expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

         WHEREAS, shareholders of the Series will benefit from the ongoing contractual waiver by incurring lower Series operating expenses than they would absent such waiver.

         NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class Y shares of the Series to .50 of 1% of the average daily net assets of the Series. This contractual waiver for the Series shall be effective from the date hereof until April 30, 2005.

         IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.


PRUDENTIAL INVESTMENT
MANAGEMENT SERVICES LLC



By:     /s/ Robert F. Gunia
      ------------------------------

Name:    Robert F. Gunia
      ------------------------------

Title:   President
      ------------------------------